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Exchange Commission. Asterisks denote omissions.














                                  EXHIBIT 10(w)

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                            STOCK PURCHASE AGREEMENT
                            ------------------------

         THIS AGREEMENT, dated as of January 17, 1996, is entered into by and between ORGANOGENESIS INC., a Delaware corporation (the "Corporation"), and SANDOZ PHARMA LTD., a Switzerland corporation (the "Investor").

         The Corporation and the Investor wish to provide for issuance of common stock, par value $.01 per share, of the Corporation ("Common Stock"), as more specifically set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

         SECTION 1. Sale of Shares.
                    --------------

         1.1. Initial Investment. Subject to the terms and conditions of this
              ------------------
Agreement, the Corporation shall sell and issue to the Investor, and the Investor shall purchase and receive from the Corporation, at the Initial Closing (as hereinafter defined), 213,975 shares of Common Stock at $23.367 per share, for an aggregate investment of $5,000,000 (the "Initial Investment"). Shares of Common Stock issued pursuant to Sections 1.1, 1.2 or 1.3 are referred to herein as "Shares."

         1.2. First Contingent Investment. If the Corporation submits to the
              ---------------------------
United States Food and Drug Administration (the "FDA") , on or before *************, the ************** ********* ** *** ********** **********
******** **** ******, then subject to the terms and conditions of this Agreement the Corporation shall sell and issue to the Investor, and the Investor shall purchase and receive from the Corporation, at the First Contingent Closing (as hereinafter defined), ***************** ******* *********, for an aggregate investment of $********* (the "First Contingent Investment").

         1.3. Second Contingent Investment. If the FDA ****** ***** *** ********
              ----------------------------
(as defined in ******* **** of the Licence and Supply Agreement of even date herewith between the Corporation and the Investor) in the United States, on or before **** *** ****, for the ****** ****** ***** **********, then subject to the terms and conditions of this Agreement the Corporation shall sell and issue to the Investor, and the Investor shall purchase and receive from the Corporation, at the Second Contingent Closing (as hereinafter defined), the number of Shares, priced at a *** ******* above the average mean trading price per share of Common Stock, as quoted in The Wall Street Journal, during the
                                        -----------------------
30-day period ending on the day before the earlier of (i) ******* ** ** ********** ****** **** ******* ** *** *** ******** and (ii) ******* ** ***** ***
********, to which the Investor is entitled for an aggregate investment of $********* (the "Second Contingent Investment").

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         1.4. Registration of Shares. Shares issued pursuant to Sections 1.1,
              ----------------------
1.2 and 1.3 shall be issued pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). At the request of the Investor (subject to the time restrictions described below), the Corporation shall (a) file one or more registration statements under the Securities Act covering the Shares, (b) pay all filing fees and related registration expenses relating thereto, (c) use its best efforts to cause the registration statements(s) to be declared effective under the Securities Act, and (d) cause each registration statement to remain effective under the Securities Act until the earlier of (i) the sale by the Investor of all Shares registered under such registration statement, (ii) two (2) years after the effective date thereof, or (iii) the date upon which the Investor has the right to sell all Shares registered under such registration statement without restriction as to quantity under Rule 144 (k) promulgated under the Securities Act. The Investor may request registration of the Shares constituting the Initial Investment at any time after ***************** and may request registration of the Shares constituting the First Contingent Investment or the Second Contingent Investment, as the case may be, at any time after six (6) months following the issuance of such Shares; provided, however, that if, after the date hereof but before the dates on which the Investor would be entitled to request registration of the Shares pursuant to the preceding portion of this sentence, the Corporation proposes to register any of its stock or other securities under the Securities Act in connection with a public offering of such securities, the Investor shall be entitled to have the Corporation include the Shares in such proposed registration, or in a contemporaneously filed registration statement, on the terms provided in this Section 1.4.

         1.5. Reservation of Shares. Prior to the Initial Closing, the
              ---------------------
Corporation shall have reserved for issuance the number of Shares required for issuance pursuant to Sections 1.2 and 1.3.

         SECTION 2. Closing.
                    -------

         2.1. Date of Initial Closing. The closing of the Initial Investment
              -----------------------
(the "Initial Closing") shall take place on January 17, 1996, or on such other date as is mutually agreeable to the Corporation and the Investor.

         2.2. Date of First Contingent Closing. The closing of the First
              --------------------------------
Contingent Investment (the "First Contingent Closing") shall take place within 45 days after *************************** ********** referred to in Section 1.2
(provided such ********** occurs on or before *************), on a date agreed to by the Corporation and the Investor, or on such later date as is mutually agreeable to the Corporation and the Investor.

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Exchange Commission. Asterisks denote omissions.


         2.3. Date of Second Contingent Closing. The closing of the Second
              ---------------------------------
Contingent Investment (the "Second Contingent Closing") shall take place within 45 days after **************** (provided *********************** on or before
*************), on a date agreed to by the Corporation and the Investor, or on such later date as is mutually agreeable to the Corporation and the Investor.

         2.4. Place and Method of Closing. The closings provided for in Sections
              ---------------------------
2.1, 2.2 and 2.3 shall take place by facsimile transmission of executed copies of the documents contemplated hereby delivered at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, and confirmed by overnight delivery of originally executed copies of such documents, or at such other place or by such other method as is mutually agreeable to the Corporation and the Investor.

         2.5. Deliveries at Closing. At each of the closings provided for in
              ---------------------
Sections 2.1, 2.2 and 2.3, the Corporation shall deliver to the Investor a stock certificate, registered in the name of the Investor, representing the Shares to be issued at such closing. The Investor shall receive such stock certificate upon the receipt by the Corporation of the aggregate consideration of $5,000,000 in the case of the Initial Investment, $3,000,000 in the case of the First Contingent Investment, and $7,500,000 in the case of the Second Contingent Investment, in each case by a certified or bank check payable to the order of the Corporation or by wire transfer of funds to the account of the Corporation.

         SECTION 3. Representations and Warranties of the
                    -------------------------------------
                    Corporation to the Investor.
                    ---------------------------

         The Corporation hereby represents and warrants to the Investor as follows:

         3.1. Organization. The Corporation and each of its wholly-owned
              ------------
subsidiaries (each a "Subsidiary" and, collectively, the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its property and to carry on its business as presently conducted. The Corporation and each of the Subsidiaries is duly qualified to do business as a foreign corporation in the Commonwealth of Massachusetts. Neither the Corporation nor any Subsidiary owns or leases property or engages in any activity in any other jurisdiction which would require its qualification in such jurisdiction and in which the failure to be so qualified would have an adverse effect on the financial or any other business condition of the Corporation or the Subsidiary, as the case may be.

         3.2. Capitalization.
              --------------

               (a) The authorized capital stock of the Corporation

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Exchange Commission. Asterisks denote omissions.


               consists of:

                    (i) 20,000,000 shares of Common Stock, of which:

                         (A) 13,638,962 shares are duly authorized, validly
                    issued and outstanding, fully paid and nonassessable;

                         (B) 4,170,278 shares are duly authorized and reserved
                    for issuance to officers, employees or directors of, or consultants to, the Corporation pursuant to options, warrants or other rights to acquire such shares approved or to be approved by the Board of Directors or a committee thereof pursuant to the Corporation's stock option and employee stock purchase plans;

                         (C) 521,875 shares are duly authorized and reserved for
                    issuance upon the exercise of warrants; and

                    (ii) 1,000,000 shares of Preferred Stock, $1.00 par value
               per share, of which:

                         (A) 250, 000 shares have been designated as Series A
                    Preferred Stock, all of which shares of Series A Preferred Stock have been issued and converted into Common Stock; and

                         (B) 50,000 shares have been designated as Series B
                    Preferred Stock, all of which are duly authorized and unissued.

         (b) Except as set forth in this Section 3.2 or in Schedule 3.2 attached hereto, there are: (i) no outstanding warrants, options, agreements, convertible securities or other commitments or instruments pursuant to which the Corporation or any Subsidiary is or may become obligated to issue, sell, repurchase or redeem any shares of capital stock or other securities of the Corporation or any Subsidiary; (ii) no preemptive, contractual or similar rights to purchase or otherwise acquire shares of capital stock of the Corporation or any Subsidiary pursuant to any provision of law, the Certificate of Incorporation or By-laws of the Corporation or any Subsidiary or any agreement to which the Corporation or any Subsidiary is a party, or otherwise; (iii) no restrictions on the transfer of capital stock of the Corporation imposed by the Certificate of Incorporation or By-laws of the Corporation, any agreement to which the Corporation is a party, any order of any court or any governmental agency to which the Corporation is subject, or any statute other than those imposed by relevant state and federal securities laws, (iv) no cumulative voting rights for any of the Corporation's capital stock; (v) no registration rights under the Securities Act with respect to shares of the Corporation's capital stock; (vi) to the best of the Corporation's knowledge and belief, no options or other rights to

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Exchange Commission. Asterisks denote omissions.


purchase shares of capital stock from stockholders of the Corporation or any Subsidiary granted by such stockholders; and (vii) no agreements, written or oral, between the Corporation or any Subsidiary and any holder of its securities, or, to the best of the Corporation's knowledge and belief, among holders of its securities, relating to the acquisition, disposition or voting of the securities of the Corporation or any Subsidiary.

         (c) All of the outstanding capital stock of each Subsidiary is owned by the Corporation.

         3.3. Authorization of this Agreement.
              -------------------------------

         The execution, delivery and performance by the Corporation of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Corporation. This Agreement has been duly executed and delivered by the Corporation and constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement and compliance with the provisions hereof by the Corporation, will not:

               (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body;

               (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or lease to which the Corporation or any Subsidiary is a party or under which the Corporation or any Subsidiary or any of its assets is bound or affected, (ii) the Corporation's (or any Subsidiary's) Certificate of Incorporation, or (iii) the By-laws of the Corporation or any Subsidiary; or

               (c) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Corporation or any Subsidiary.

         3.4. Authorization of the Shares. The issuance, sale and delivery of
              ---------------------------
the Shares have been duly authorized by all requisite action of the Corporation, and, when issued, sold and delivered in accordance with this Agreement, the Shares will be validly issued and outstanding, fully paid and nonassessable and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others.

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Exchange Commission. Asterisks denote omissions.


         3.5. Consents and Approvals
              ----------------------

         No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body (other than filings required to be made under applicable federal and state securities laws) is required for:
(a) the valid authorization, execution, delivery and performance by the Corporation of this Agreement; or (b) the valid authorization, reservation, issuance, sale and delivery of the Shares. The Corporation will have obtained all other consents that are necessary to permit the consummation of the transactions contemplated hereby prior to the Initial Closing.

         3.6. Business of Corporation
              -----------------------

         (a) Except as disclosed in Schedule 3.6(a) attached hereto:

               (i) neither the Corporation nor any Subsidiary is a party to any material agreements or commitments that are directly related to equity or debt financings undertaken by the Corporation or any Subsidiary. All of the agreements and contracts disclosed in Schedule 3.6(a) are valid, binding and in full force and effect; and

               (ii) neither the Corporation nor any Subsidiary is a party to, or, directly or indirectly, bound by, any indenture, mortgage, deed of trust or other agreement or instrument relating to the borrowing of money, the guarantee of indebtedness or the granting of any security interest, negative pledge or other encumbrance on the assets of the Corporation or any Subsidiary.

         (b) The financial statements described in Section 3.6(i), including any notes thereto, reflect all material liabilities of the Corporation and the Subsidiaries as of the date of such financial statements required to be reflected thereon in accordance with generally accepted accounting principles. Since the date of such financial statements, the Corporation and the Subsidiaries have not incurred any obligation (or series of related obligations) or liability, contingent or otherwise, in excess of $25,000 except as set forth in Schedule 3.6(b).

         (c) Except as provided in Schedule 3.6(c) attached hereto: (i) there are no actions, suits, arbitrations, claims, investigations or legal or administrative proceedings pending or, to the best of the Corporation's knowledge and belief, threatened, against the Corporation or any Subsidiary, whether at law or in equity, before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) there are no judgments, decrees, injunctions or orders of any court, government department, commission, agency, instrumentality or arbitrator entered or

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existing against the Corporation or any Subsidiary or any of its assets or properties for any of the foregoing or otherwise; and (iii) neither the Corporation nor any Subsidiary has admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other laws or of the United States or any other jurisdiction.

         (d) The Corporation and the Subsidiaries are in compliance with all obligations, agreements and conditions contained in any evidence of indebtedness or any loan agreement or other contract or agreement (whether or not relating to indebtedness) to which the Corporation or any Subsidiary is a party or is subject (collectively, the "Obligations") , the lack of compliance with which could afford to any person the right to accelerate any indebtedness or terminate any right or agreement of the Corporation or any Subsidiary. To the best of the Corporation's knowledge and belief, all other parties to such Obligations are in compliance with the terms and conditions of such Obligations.

         (e) Each current employee of or consultant to the Corporation or any Subsidiary who has or is proposed to have access to confidential or proprietary information of the Corporation is a signatory to, and is bound by, an agreement with the Corporation relating to noncompetition, nondisclosure, proprietary information and assignment of patent, copyright and other intellectual property rights.

         (f) No employee of or consultant to the Corporation or any Subsidiary is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement including, but not limited to, those matters relating to (i) the relationship of any such employee with the Corporation or to any other party as a result of the nature of the Corporation's business as currently conducted, or (ii) unfair competition, trade secrets or proprietary information.

         (g) Neither the Corporation nor any Subsidiary has any collective bargaining agreements covering any of its employees or any employee benefit plans, except as disclosed in Schedule 3.6(g) attached hereto.

         (h) Neither the Corporation nor any Subsidiary is in violation of or default under any provision of its By-Laws or its Certificate of Incorporation, or any contract, instrument,

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judgment, order, writ or decree to which it is a party or by which it is bound, and neither the Corporation nor any Subsidiary is in violation of any provision of any federal or state statute, rule or regulation applicable to the Corporation or any Subsidiary, which violation would have a material adverse effect on the business of the Corporation and the Subsidiaries, taken as a whole.

         (i) Included in Schedule 3.6(i) attached hereto are the following consolidated financial statements of the Corporation and the Subsidiaries, all of which have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Corporation and the Subsidiaries as of the dates of such financial statements and the results of its operations and cash flows for the periods covered thereby, subject only to the matters described in the accountant's report attached thereto:

               (i) Consolidated Balance Sheet dated December 31, 1994 and Consolidated Statements of Operation, Stockholders' Equity and Cash Flows for the year ended December 31, 1994, certified by Coopers and Lybrand L.L.P., independent public accountant to the Corporation; and

               (ii) Unaudited Consolidated Balance Sheet as of September 30, 1995, and Consolidated Statements of Operation and Cash Flows for the period from January 1, 1995 through September 30, 1995 (the "Unaudited Financial Statements") . The Unaudited Financial Statements are complete and correct, are in accordance with the books and records of the Corporation and the Subsidiaries and present fairly, in all material respects, the consolidated financial condition and results of operations and cash flows of the Corporation and the Subsidiaries, as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied, except that the Unaudited Financial Statements have been prepared for the internal use of management and may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which in the aggregate will not be material.

         (j) Since December 31, 1994, the Corporation and the Subsidiaries have conducted their respective businesses in the ordinary course, and there has not been any material adverse change in the financial condition or operations of the Corporation , or of the Corporation and the Subsidiaries taken as a whole.

         3.7. Payment of Taxes.
              ----------------

         Except as disclosed in Schedule 3.7 attached hereto, the Corporation has accurately prepared and filed within the time prescribed by law all federal, state and local income, excise or

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Exchange Commission. Asterisks denote omissions.


franchise tax returns, real estate and personal property tax returns, sales and use tax returns, payroll tax returns and other tax returns required to be filed by it and the Subsidiaries, and has paid or made provision for the payment of all accrued and unpaid taxes and other charges to which the Corporation is subject and which are not currently due and payable. The federal income tax returns of the Corporation have never been audited by the Internal Revenue Service. Neither the Internal Revenue Service nor any other taxing authority is now asserting nor is threatening to assert against the Corporation any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith, and the Corporation does not know of any such deficiency or basis for such a deficiency or claim.

         3.8. Securities Laws.
              ---------------

         Neither the Corporation nor anyone acting on its behalf has offered securities of the Corporation for sale to, or solicited any offers to buy the same from, or sold securities of the Corporation to, any person or organization, in any case so as to subject the Corporation, its promoters, directors or officers to any liability under the Securities Act, the Securities Exchange Act of 1934, as amended, or any state securities or "blue sky" law (collectively, the "Securities Laws"). The offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act.

         3.9. Title to Properties.
              -------------------

         The Corporation and each Subsidiary has good, legal and merchantable title to all of its assets, including all properties and assets reflected on the December 31, 1994 Consolidated Balance Sheet, free and clear of all liens, claims, restrictions or encumbrances, except those assets disposed of since the date of such Balance Sheet in the ordinary course of business, none of which either alone or in the aggregate are material, either in nature or amount, to the business of the Corporation and the Subsidiaries taken as a whole. All machinery and equipment included in such properties which are material to the business of the Corporation and the Subsidiaries taken as a whole are in good condition and repair, and each lease of real or personal property to which the Corporation is a party is fully effective, affords the Corporation or the Subsidiary, as the case may be, peaceful and undisturbed possession of the subject matter of the lease, and such lease is free of any liens, claims, restrictions or encumbrances. Each such lease constitutes a valid and binding obligation of, and is enforceable in accordance with its terms against, the respective parties thereto. The Corporation or the Subsidiary, as the case may be, has in all respects performed the obligations required to be performed by it to date under such leases and is not in default thereunder in any respect, and there has not occurred any event which (whether with or without the passage of time or the giving of

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Exchange Commission. Asterisks denote omissions.


notice) would constitute such a default.

         3.10. Investments in Other Persons.
               ----------------------------

         Except as disclosed in Schedule 3.10 attached hereto, (a) neither the Corporation nor any Subsidiary has made any loan or advance to any person or entity which is outstanding on the date hereof, nor is it committed or obligated to make any such loan or advance, and (b) neither the Corporation nor any Subsidiary has owned or controlled and does not currently own or control, directly or indirectly, any subsidiaries and has never owned or controlled and does not currently own or control any capital stock or other ownership interest, directly or indirectly, in any corporation, association, partnership, trust, joint venture or other entity.

         3.11. ERISA.
               -----

         Except as disclosed in Schedule 3.11 attached hereto, neither the Corporation nor any Subsidiary has made, nor been required by law or contract to make, contributions to any pension, defined benefit or defined contribution plans for its employees which are subject to the Federal Employee Retirement Income Security Act of 1974, as amended.

         3.12. Licenses and Other Rights; Compliance with Laws.
               -----------------------------------------------

         The Corporation and the Subsidiaries have all franchises, permits, licenses and other rights and privileges necessary to permit them to own their respective properties and to conduct business as presently conducted. The Corporation or the Subsidiary, as the case may be, is in compliance in all material respects under each, and the transactions contemplated by this Agreement will not cause a violation under any of such franchises, permits, licenses and other rights and privileges. The Corporation and the Subsidiaries are in compliance in all material respects with all laws and governmental rules and regulations applicable to their respective businesses, properties and assets, and to the products and services sold by it, including, without limitation, all such rules, laws and regulations relating to fair employment practices and public or employee safety. The Corporation and the Subsidiaries are in compliance with the applicable provisions of the Clinical Laboratories Improvement Act of 1967, as amended.

         3.13. Board of Directors.
               ------------------
         Except as provided in Section 6(b) (i), the Corporation has not extended any offer or promise or entered into any agreement, arrangement, understanding or otherwise, whether written or oral, with any person or entity by which the Corporation has agreed to allow such person or entity to participate, in any way, in the affairs of the Board of Directors of the Corporation, including without limitation, appointment or nomination as a

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Exchange Commission. Asterisks denote omissions.


member, or right to appear at, or receive the minutes of, a meeting of the Board of Directors of the Corporation.

         3.14. Environmental Matters.
               ---------------------

         (a) Neither the Corporation nor any Subsidiary has used, generated, manufactured, refined, treated, transported, stored, handled, disposed, transferred, produced, processed or released (together defined as "Release") any Hazardous Materials (as herein after defined) on, from or affecting any Property (as hereinafter defined) in any manner or by any means in violation of any Environmental Laws (as hereinafter defined) and to the best of the Corporation's knowledge and belief after due investigation, there is no threat of such Release. As used herein, the term "Property" shall include, without limitation, land, buildings and laboratory facilities owned or leased by the Corporation or any Subsidiary or as to which the Corporation or any Subsidiary now has any duties, responsibilities (for cleanup, remedy or otherwise) or liabilities under any Environmental Laws, or as to which the Corporation or any Subsidiary may have such duties, responsibilities or liabilities because of past acts or omissions of the Corporation or any Subsidiary or their predecessors, or because the Corporation or any Subsidiary or their predecessors in the past was such an owner or operator of, or bore some other relationship with, such land, buildings or laboratory facilities, all as more fully described in Schedule 3.14(a) attached hereto. The term "Hazardous Materials" shall include without limitation, any flammable explosives, petroleum products, petroleum by-products, radioactive materials, hazardous wastes, hazardous substances, toxic substances or related materials as defined by Environmental Laws.

         (b) Neither the Corporation nor any Subsidiary has received written notice that the Corporation or any Subsidiary is a party potentially responsible for costs incurred at a cleanup site or corrective action under any Environmental Laws. Neither the Corporation nor any Subsidiary has received any written requests for information in connection with any inquiry by any Governmental Authority (as hereinafter defined) concerning disposal sites or other environmental matters. As used herein, "Governmental Authority" shall mean any nation or government, any federal, state, municipal, local, provincial, regional or other political subdivision thereof, and any entity or person exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government. As used herein, "Environmental Laws" shall mean all applicable federal, state and local laws, ordinances, rules and regulations that regulate, fix liability for, or otherwise relate to, the handling, use (including use in industrial processes, in construction, as building materials, or otherwise), storage and disposal of hazardous and toxic wastes and substances, and to the discharge, leakage, presence, migration, actual Release or threatened Release (whether by disposal, a

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discharge into any water source or system or into the air, or otherwise) of any pollutant or effluent.

         (c) The stockholders of the Corporation have had no control over, or authority with respect to, the waste disposal operations of the Corporation.

         3.15. Reliance; "Knowledge".
               ---------------------

         The Corporation understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Investor. No representation or warranty by the Corporation in this Agreement, and no written statement contained in any document, certificate or other writing delivered by the Corporation to the Investor contains any untrue statement of material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. As used herein, the term "to the best of the Corporation's knowledge and belief" shall mean and include, (a) with respect to matters relating directly to the Corporation or any Subsidiary and its operations, actual knowledge or that knowledge which a prudent business person should have obtained in the management of his or her business affairs after making due inquiry and exercising due diligence with respect thereto, and (b) with respect to external events or conditions, actual knowledge.

         SECTION 4. Representations and Warranties of the Investor to the
                    -----------------------------------------------------
                    Corporation.
                    -----------

         The Investor represents and warranty to the Corporation as follows:

         (a) The execution, delivery and performance by the Investor of this Agreement has been duly authorized by all requisite corporate action by the Investor.

         (b) The Investor has full power and authority to enter into and perform this Agreement in accordance with its terms. It is duly organized and validly existing and has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Corporation.

         (c) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation of, or a default under, or conflict with, any term or provision of its organizational documents, or any material contract, commitment, indenture, lease or other agreement to which it is a party or to which it is bound.

         (d) It is acquiring the Shares for its own account, for investment and not with a view to the distribution thereof

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Exchange Commission. Asterisks denote omissions.


within the meaning of the Securities Act.

         (e) It is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Securities Act.

         (f) It agrees that the Corporation may place a legend on the certificates delivered hereunder stating that the Shares have not been registered under the Securities Act and, therefore, cannot be offered, sold or transferred unless they are registered under the Securities Act or an exemption from such registration is available.

         (g) It has (i) such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of the Investor's investment in the Shares and form an investment decision with respect thereto, and (ii) no need for liquidity in its investment in the Corporation and is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. It has been afforded the opportunity during the course of negotiating the transactions contemplated by this Agreement to ask questions of, and to secure such information from, the Corporation and its officers and directors as it deems necessary to evaluate the merits of entering into such transactions.

         SECTION 5. Closing Conditions.
                    ------------------

         5.1. Conditions to Obligations of the Investor.
              -----------------------------------------

         (a) It shall be a condition precedent to the obligations of the Investor hereunder that:

         (i) The representations and warranties of the Corporation contained herein shall be true and correct on and as of the date of the Initial Closing, the First Contingent Closing and the Second Contingent Closing with the same force and effect as though such representations and warranties had been made on and as of each such date, except that:

         (A) there shall be delivered at the First Contingent Closing and at the Second Contingent Closing a certificate, signed by an officer of the Corporation, which contains the representation and warranty set forth in Section 3.2, but substituting the then-current numbers of shares for the numbers of shares set forth in Section 3.2;

         (B) there shall be delivered at the First Contingent Closing and at the Second Contingent Closing a certificate, signed by an officer of the Corporation, which contains the representation and warranty set forth in section 3.6(i), but substituting the most recent financial statements then available (which shall have been delivered to the Investor at least

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Exchange Commission. Asterisks denote omissions.


three business days prior to such closing) for the financial statements referred to in Section 3.6(i); and

         (C) there shall have been delivered at least 10 business days before the First Contingent Closing and the Second Contingent Closing amendments to the Schedules provided for in Section 3, containing such information concerning developments or occurrences since the date of the most recently delivered Schedules (or amendment thereto) as is necessary to cause the representations and warranties contained in Section 3 to be true and correct, and no development or occurrence reflected in any such amendment, either alone or in the aggregate, shall constitute a material adverse change in the business or prospects of the Corporation, or of the Corporation and the Subsidiaries taken as a whole.

         (ii) All proceedings to have been taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained, and all documents incidental thereto shall be satisfactory to the Investor and its counsel, and the Investor and its counsel shall have received copies (executed or certified, as may be appropriate) of all documents which the Investor or its counsel may reasonably have requested in connection with such transactions.

         (iii) All legal matters incident to the purchase of the Shares shall be satisfactory to the Investor's counsel and the Investor shall have received from Hale and Dorr, counsel for the Corporation, such firm's opinion addressed to the Investor and dated the date of the Initial Closing, the First Contingent Closing and the Second Contingent Closing, as the case may be, in the form of Exhibit A hereto.

         (iv) The Corporation shall have delivered to the Investor a certificate or certificates, dated the date of the Initial Closing, of the Secretary of the Corporation certifying as to (i) the resolutions of the Corporation's Board of Directors (and the vote of the stockholders, if necessary) authorizing the execution and delivery of this Agreement, the issuance to the Investor of the Shares, the execution and delivery of such other documents and instruments as may be required by this Agreement, and the consummation of the transactions contemplated hereby, and certifying that such resolutions were duly adopted and have not been rescinded or amended as of said date, and (ii) the name and the signature of the officers of the Corporation authorized to sign, as appropriate, this Agreement and the other documents and certificates to be delivered pursuant to this Agreement by either the Corporation or any of its officers.

         (v) The Corporation shall have delivered to the Investor certificates, dated the date of the Initial Closing,

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Exchange Commission. Asterisks denote omissions.


the First Contingent Closing and the Second Contingent Closing, of the President of the Corporation certifying as to the accuracy of the representations and warranties made by the Corporation pursuant to this Agreement.

         (vi) The Corporation shall have delivered to the Investor certificates, dated the date of the Initial Closing, the First Contingent Closing and the Second Contingent Closing, of the Treasurer of the Corporation certifying that since December 31, 1994, (or, in the case of certificates delivered at the First Contingent Closing and the Second Contingent Closing, since the date of the most recent audited consolidated financial statements delivered to the Investor pursuant to Section 5.1(a)(i)(B)) there has not been any material adverse change in the consolidated financial condition or operations of the Corporation and the Subsidiaries, and that except as to the extent reflected in the financial statements referred to in Section 3.6(i) (or in such later audited financial statements, as the case may be), and except for liabilities arising in the ordinary course of business (none of which liabilities either alone or in the aggregate are material either in nature or amount to the business of the Corporation, or the Corporation and the Subsidiaries taken as a whole), the Corporation and the Subsidiaries have no material accrued or contingent liabilities which are not specifically described in such financial statements.

         (vii) All consents, permits, approvals, qualifications and registrations (including, without limitation, registration of the Shares) required to be obtained or effected under the Securities Laws and any applicable "blue sky" or other laws of any jurisdiction shall have been obtained or effected.

         5.2. Conditions to Obligations of the Corporation.
              --------------------------------------------

         It shall be a condition precedent to the obligations of the Corporation hereunder that the representations and warranties of the Investor contained herein shall be true and correct as of the date of the Initial Closing with the same force and effect as though such representations and warranties had been made on and as of such date.

         SECTION 6. Covenants of the Investor and the Corporation.
                    ---------------------------------------------

         (a) The Investor covenants as follows:

         (i) The Investor will keep confidential and will not disclose, divulge or use any confidential, proprietary or secret information which such Investor may obtain from the Corporation pursuant to financial statements, reports and other materials submitted by the Corporation to the Investor pursuant to this Agreement; provided, however, that the Investor may disclose

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Confidential Materials omitted and filed separately with the Securities and
Exchange Commission. Asterisks denote omissions.

such information to its attorneys, accountants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Corporation; and provided, further, that the Investor's obligations under this Section 6(a)(i) shall not apply to information which (A) at the time of disclosure is in the public domain; (B) after disclosure becomes part of the public domain by disclosure or otherwise, except by breach of this Section 6(a)
(i) by the Investor; (C) the Investor can establish by competent proof was in its possession at the time of disclosure and was not acquired, directly or indirectly, from the Corporation; or (D) the Investor receives from a third party which was not obtained by such third party, directly or indirectly, from the Corporation.

         (ii) For the period beginning on the date hereof and ending three (3) years thereafter (the "Standstill Period"), unless it has obtained the prior written consent of the Corporation, the Investor will not

         (A) acquire, directly or indirectly, by purchase or otherwise, of record or beneficially, any voting securities of the Corporation, or rights or options to acquire voting securities of the Corporation, if after such acquisition (and giving effect to the exercise of any such rights or options) the Investor would own of record or beneficially in the aggregate more than twenty percent (20%) of the voting securities of the Corporation (assuming the exercise of all outstanding rights or options to acquire voting securities) (the "20 Percent Limit"); provided that notwithstanding the provisions of this clause
(A), if the number of shares of outstanding voting securities is reduced or if the aggregate ownership of the Investor is increased as a result of a recapitalization of the Corporation or as a result of any other action taken by the Corporation, the Investor will not be required to dispose of any of its holdings of voting securities even though such action resulted in the Investors' ownership exceeding the percentage of voting securities which the Investor would then be permitted to own. Except as otherwise provided above, if the Investor shall at any time during the Standstill Period own in the aggregate in excess of the maximum percentage of the voting securities at the time permitted by this clause (A), (x) the Investor shall sell as promptly as practicable under the circumstances sufficient voting securities so that after such sale the Investor shall not own in the aggregate more than the applicable maximum permitted percentage of voting securities, and (y) the Investor shall refrain from voting on any matter as to which the holders of voting securities shall have the right to vote with respect to any voting securities held by the Investor in excess of the 20 Percent Limit (provided, however, that the foregoing paragraph shall not be deemed to limit the Corporation's remedies in the event that the excess voting securities were acquired in violation of this Section);

         (B) "solicit" proxies with respect to voting securities under any circumstances or become a "participant"

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Exchange Commission. Asterisks denote omissions.

in any "election contest" relating to the election of directors of the Corporation, as such terms are defined in Regulation 14a under the Securities Exchange Act of 1934, as amended; deposit any voting securities in a voting trust or subject them to a voting agreement or other agreement of similar effect;

         (C) initiate, propose or otherwise   solicit stockholders for the
approval of one or more stockholder proposals at any time, or induce or attempt to induce any other person to initiate any stockholder proposal; or

         (D) take any action individually or jointly with any partnership, limited partnership, syndicate, or other group or assist any other person, corporation, entity or group in taking any action it could not take individually under the terms of this Agreement;

provided, however, that the restrictions contained in this Section 6 (a) (ii) shall not apply if (x) any third party or group makes a tender offer or exchange offer for 20% or more of the voting securities of the Corporation or acquires 20% or more of the voting securities of the Corporation, (y) the Corporation enters into negotiations with any third party or group concerning acquisition of the Corporation, or (z) during the period in which the Investor has the right to designate a member of the Corporation's Board of Directors, the Investor's designee (if any) for election to the Corporation's Board of Directors (provided for in Section 6(b)(i)) is not elected by the stockholders of the Corporation.

         (b) The Corporation covenants as follows:

         (i) The Investor shall have the right to designate one individual for membership on the Corporation's Board of Directors, and the Corporation shall use reasonable efforts to secure the election of such designee to such Board by causing such individual to be nominated as a director and presented to the Corporation's stockholders for election; provided, however, that such right, and the Corporation's corresponding obligation, shall terminate upon the transfer of 50% or more of the Investor's voting power of the Shares. A transferee of shares shall not be entitled to the rights granted to the Investor under this Section 6(b)(i).

         (ii) The Corporation will consult with the Investor before issuing any public announcement of the transactions contemplated by this Agreement. In the event that the Corporation is required to provide a copy of this Agreement or any related document to any third party, the Corporation shall ensure that such document is redacted, to the extent permitted by law, to eliminate all confidential information. The Investor shall have the right to review and approve each such document prior to its submission to a third party. A period of ten business days will be required for such review.

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Exchange Commission. Asterisks denote omissions.


         (iii) The Corporation shall permit the Investor, at the Investor's expense, to visit and inspect the Corporation's properties, to examine its books of account and records and to discuss the Corporation's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Corporation shall not be obligated pursuant to this Section 6(b)(iii) to provide access to any information which it reasonably considers to be a trade secret or similar confidential information; and provided, further, that such right shall terminate upon the transfer of 50% or more of the Investor's voting power of the Shares. A transferee of Shares shall not be entitled to the right granted to the Investor under this Section 6(b)(iii).

         (iv) The net proceeds received by the Corporation from the Initial Investment shall be used by the Corporation solely for the continuing development of GRAFTSKIN skin and tissue equivalents in accordance with development plans agreed upon by the Joint Development Committee established pursuant to that certain License and Supply Agreement of even date herewith between the Corporation and the Investor, including investments in U.S. manufacturing facilities for GRAFTSKIN skin and tissue equivalents.

         SECTION 7. Expenses.
                    --------

         The Investor and the Corporation shall each pay its own expenses in connection with the Agreement and the transactions contemplated hereby.

         SECTION 8. Brokers or Finders.
                    ------------------

         The Corporation and the Investor each (i) represent and warrant to the other that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) will indemnify and save the other harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

         SECTION 9. Exchanges; Lost, Stolen or Mutilated
                    ------------------------------------
Certificates.
- ------------

         Upon surrender by the Investor to the Corporation of a stock certificate representing Shares, the Corporation, at its expense, will issue in exchange therefor, and deliver to the Investor, a new certificate or certificates representing such shares in such denominations as may be requested by the Investor. Upon receipt of evidence satisfactory to the Corporation of the loss, theft,

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Exchange Commission. Asterisks denote omissions.


destruction or mutilation of any certificate representing any Shares and, in case of any such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Corporation, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Corporation at its expense will issue and deliver to the Investor a new certificate for such Shares, of like tenor, in lieu of such lost, stolen or mutilated certificate.

         SECTION 10. Survival of Representations and Warranties.
                     ------------------------------------------

         The representations and warranties of the Corporation (except for those contained in Section 3.14) shall survive the Closing, for the longer of two years or the expiration of the respective statute of limitations governing claims brought with respect to matters pertaining thereto. The representations and warranties of the Corporation set forth in Section 3.14 shall survive indefinitely until, by their respective terms, they are no longer operative. All statements contained in any certificate or other instrument delivered by the Corporation pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall constitute representations and warranties by the Corporation under this Agreement and shall survive for the longer of two years or the expiration of the respective statute of limitations governing claims brought with respect to matters pertaining thereto.

         SECTION 11.  Indemnification.
                      ---------------

         The Corporation shall indemnify, defend and hold the Investor harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statements, representations, warranties or covenants of the Corporation contained herein, including, but not limited to, all statements, representations, warranties or covenants concerning environmental matters.

         SECTION 12.  Remedies.
                      --------

         In case any one or more of the covenants or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity or action at law, including, but not limited to, an action for damages as a result of any such breach or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial

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Exchange Commission. Asterisks denote omissions.


assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

         SECTION 13.  Successors and Assigns.
                      ----------------------

         Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Corporation and of the Investor and the respective permitted successors and assigns of the Investor and the permitted successors and assigns of the Corporation. Subject to the provisions of Sections 6(b)(i) and 6(b)(iii), this Agreement and the rights and duties of the Investor set forth herein may be freely assigned, in whole or in part, by the Investor. Neither this Agreement nor any of the rights or duties of the Corporation set forth herein shall be assigned by the Corporation, in whole or in part, without having first received the written consent of the Investor. Notwithstanding the foregoing sentence, the Corporation may assign this Agreement and the rights and the duties of the Corporation set forth herein to an entity or person which purchases all or substantially all of its assets or voting securities, so long as the successor agrees in writing to be bound by all the terms of this Agreement.

         SECTION 14.  Entire Agreement.
                      ----------------

         This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto; provided, however, that this Agreement is not intended to supercede the Licence and Supply Agreement of even date herewith between the Corporation and the Investor.

         SECTION 15.  Notices.
                      -------

         All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered or certified mail, postage prepaid, or telecopied with a confirmation copy by regular mail, addressed or telecopied, as the case may be, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:

         (i)      if to the Corporation, to:

                  Organogenesis Inc.
                  150 Dan Road

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Exchange Commission. Asterisks denote omissions.


                  Canton, MA 02021
                  Attention: President
                  Telecopier: (617) 575-0440

         with a copy to:

                  Steven D. Singer, Esq.
                  Hale and Dorr
                  60 State Street
                  Boston, MA 02109
                  Telecopier:  (617) 526-5000

         (ii)     if to Investor, to:

                  Sandoz Pharma Ltd
                  Lichtstrasse 35
                  CH-4002 Basel, Switzerland

                  Attention:  Legal Department
                  Telecopier:  011-41-61-324-2544

         with a copy to:

                  Robert L. Thompson, Jr., Esq.
                  Vice President, General Counsel and Secretary
                  Sandoz Corporation
                  608 Fifth Avenue

                  New York, NY 10020
                  Telecopier:  (212) 957-8367

                  All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery; (b) in the case of mailing, on the seventh business day following the date of such mailing; and (c) in the case of facsimile transmission, when confirmed by facsimile machine report.

         SECTION 16.  Changes.
                      -------

         The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to a writing executed by a duly authorized representative of the Corporation and the Investor.

         SECTION 17.  Counterparts.
                      ------------

         This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

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Exchange Commission. Asterisks denote omissions.


         SECTION 18.  Headings.
                      --------

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         SECTION 19.  Nouns and Pronouns.
                      ------------------

         Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of names and pronouns shall include the plural and vice-versa.

         SECTION 20.  Severability.
                      ------------

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 21.  Governing Law.
                      -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            CORPORATION:
                                            ORGANOGENESIS INC.

                                            By:  /s/ David T. Rovee
                                                 -----------------------------
                                                 David T. Rovee, President

                                            INVESTOR:
                                            SANDOZ PHARMA LTD.

                                            By:  /s/ D. Vasella
                                                 -----------------------------
                                                 D. VASELLA, CEO Sandoz

                                            By:  /s/ R. Brandli
                                                 -----------------------------
                                                 R. Brandli, AVP Sandoz